UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 20, 2015

ZAP
(Exact name of Registrant as specified in its charter)

California	03-03000	94-3210624
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Fourth Street Santa Rosa, CA	95401
(Address of principal executive offices)	(Zip Code)

(707) 525-8658
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 -      Other Events

Item 8.01        Other Events

The United States Postal Service (“USPS”) has selected ZAP Jonway as a pre-qualifier for the development of  new energy efficient postal delivery vehicles under the USPS’s Next Generation Delivery Vehicle (“NGDV”) program.

On January 20, 2015, the USPS issued a Request for Information and Prequalification/Sources Sought for its NGDV. The purpose of this Request was to inform prospective suppliers on the USPS’s preliminary draft specifications and plans for the acquisition of the NGDC fleet replacements. The USPS operates a fleet of over 200,000 vehicles in all areas of the United States and its territories. The contract, when awarded to a single supplier, will call for delivery of a minimum of 3,000 vehicles by January, 2018.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAP

Dated: April 13, 2015	By:	/s/ Chuck Schillings
Chuck Schillings
Co-Chief Executive Officer

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